SEGMENT INFORMATION
                           TECHNE CORPORATION AND SUBISIDARIES
                    (in thousands of $'s, except per share data)

                                                        Increase (Decrease)
                               Fiscal 2011               From Fiscal 2010
                     --------------------------------- ---------------------
                      First  Second          Percent   First   Second
                       Qtr.   Qtr.     YTD   Of Sales   Qtr.    Qtr.    YTD
                     ------  ------  ------- --------- ------  ------ ------
Sales                67,945  67,708  135,653   100%     1,411   2,187  3,598
Cost of sales        15,241  15,218   30,459    22%     2,340   1,889  4,229
                     ------  ------  ------- --------- ------  ------ ------
Gross margin         52,704  52,490  105,194    78%      (929)    298   (631)

Gross margin
 percentage           77.6%   77.5%    77.5%

SG&A expense          7,552   8,365   15,917    12%      (486)   (642)(1,128)
R&D expense           6,619   6,603   13,222    10%       465     212    677
Amortization expense    170     171      341     --       (70)    (69)  (139)
Interest income        (847) (1,020)  (1,867)   (1%)      321     136    457
Other non-operating
 ex., net               257     698      955     1%      (405)   (313)  (718)
                     ------  ------  -------  -------- ------  ------ ------
                     13,751  14,817   28,568    22%      (175)   (676)  (851)
                     ------  ------  -------  -------- ------  ------ ------
Earnings before
 income taxes        38,953  37,673   76,626    56%      (754)    974    220
Income taxes         12,580  11,139   23,719    17%      (355)   (839)(1,194)
                     ------  ------  -------  -------- ------  ------ ------
                     26,373  26,534   52,907    39%      (399)  1,813  1,414
                     ======  ======  =======  ======== ======  ====== ======
Diluted earnings
 per share             0.71    0.71

Weighted average
 diluted shares
 outstanding         37,107  37,156




                                 BIOTECHNOLOGY  (1)
                               (in thousands of $'s)

                                                        Increase (Decrease)
                               Fiscal 2011               From Fiscal 2010
                     --------------------------------- ---------------------
                      First  Second          Percent   First  Second
                       Qtr.   Qtr.     YTD   Of Sales   Qtr.    Qtr.   YTD
                     ------  ------  ------- --------- ------  ------ ------
Sales                54,141  52,652  106,793   100%     2,445   1,949  4,394
Intersegment sales   (7,491) (8,217) (15,708)             177      65    242
                     ------  ------  -------           ------  ------ ------
                     46,650  44,435   91,085            2,622   2,014  4,636

Cost of sales        11,689  11,665   23,354    22%     1,804   1,539  3,343
Intersegment sales   (7,578) (8,251) (15,829)              20    (498)  (478)
                     ------  ------  ------- --------  ------  ------ ------
                      4,111   3,414    7,525            1,824   1,041  2,865

Gross margin         42,539  41,021   83,560    78%       798     973  1,771

Gross margin
 percentage           78.4%   77.8%    78.1%

SG&A expense          4,583   4,780    9,363     9%      (151)   (276)  (427)
R&D expense           6,421   6,379   12,800    12%       465     189    654
Amortization expense    170     171      341     --       (70)    (69)  (139)
Interest income        (581)   (715)  (1,296)   (1%)      190      57    247
Exchange loss/gain       (8)    (10)     (18)    --       (10)    (11)   (21)
                     ------  ------  ------- --------  ------  ------ ------
                     10,585  10,605   21,190    20%       424    (110)   314
                     ------  ------  ------- --------  ------  ------ ------
Pretax result        31,954  30,416   62,370    58%       374   1,083  1,457
                     ======  ======  ======= ========  ======  ====== ======

(1)	Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China



                              R&D SYSTEMS EUROPE
                         (in thousands of Br. pounds)

                                                        Increase (Decrease)
                               Fiscal 2011               From Fiscal 2010
                     --------------------------------- ---------------------
                      First  Second          Percent   First  Second
                       Qtr.   Qtr.     YTD   Of Sales   Qtr.    Qtr.   YTD
                     ------  ------  ------- --------- ------  ------ ------
Sales                10,571  11,767   22,338   100%      (310)    305     (5)
Cost of sales         5,561   5,742   11,303    51%       500     454    954
                     ------  ------  ------- --------- ------  ------ ------
Gross margin          5,010   6,025   11,035    49%      (810)   (149)  (959)

Gross margin
 percentage           47.4%   51.2%    49.4%

SG&A expense          1,188   1,274    2,462    11%        (3)    (44)   (47)
Interest income         (52)    (65)    (117)   (1%)       35      14     49
Exchange loss/(gain)   (323)     58     (265)   (1%)     (234)     (3)  (237)
                     ------  ------  ------- --------- ------  ------ ------
                        813   1,267    2,080     9%      (202)    (33)  (235)
                     ------  ------  ------- --------- ------  ------ ------
Pretax result         4,197   4,758    8,955    40%      (608)   (116)  (724)
                     ======  ======  ======= ========= ======  ====== ======


                              R&D SYSTEMS EUROPE
                             (in thousands of $'s)

                                                        Increase (Decrease)
                               Fiscal 2011               From Fiscal 2010
                     --------------------------------- ---------------------
                      First  Second          Percent   First  Second
                       Qtr.   Qtr.     YTD   Of Sales   Qtr.    Qtr.   YTD
                     ------  ------  ------- --------- ------  ------ ------
Sales                16,391  18,645   35,036    100%   (1,447)   (130)(1,577)
Cost of sales         8,621   9,097   17,718     51%      326     433    759
                     ------  ------  ------- --------- ------  ------ ------
Gross margin          7,770   9,548   17,318     49%   (1,773)   (563)(2,336)

Gross margin
 percentage           47.4%   51.2%    49.4%

SG&A expense          1,842   2,017    3,859     11%     (110)   (142)  (252)
Interest income         (81)   (103)    (184)    (1%)      62      25     87
Exchange loss/(gain)   (497)     97     (400)    (1%)    (352)     (2)  (354)
                     ------  ------  ------- --------- ------  ------ ------
                      1,264   2,011    3,275      9%     (400)   (119)  (519)
                     ------  ------  ------- --------- ------  ------ ------
Pretax result         6,506   7,537   14,043     40%   (1,373)   (444)(1,817)
                     ======  ======  ======= ========= ======  ====== ======



                                HEMATOLOGY
                           (in thousands of $'s)

                                                        Increase (Decrease)
                               Fiscal 2011               From Fiscal 2010
                     --------------------------------- ---------------------
                      First  Second          Percent   First  Second
                       Qtr.   Qtr.     YTD   Of Sales   Qtr.    Qtr.   YTD
                     ------  ------  ------- --------- ------  ------ ------
Sales                 4,904   4,628    9,532    100%      236     303    539
Cost of sales         2,509   2,707    5,216     55%      190     415    605
                     ------  ------  ------- --------- ------  ------ ------
Gross margin          2,395   1,921    4,316     45%       46    (112)   (66)

Gross margin
 percentage           48.8%   41.5%    45.3%

SG&A expense            328     336      664      7%      (42)    (30)   (72)
R&D expense             198     224      422      4%       --      23     23
Interest income         (53)    (66)    (119)    (1%)      19       6     25
                     ------  ------  ------- --------- ------  ------ ------
                        473     494      967     10%      (23)     (1)   (24)
                     ------  ------  ------- --------- ------  ------ ------
Pretax result         1,922   1,427    3,349     35%       69    (111)   (42)
                     ======  ======  ======= ========= ======  ====== ======




                            CORPORATE AND OTHER (2)
                              (in thousands of $'s)

                                              Increase (Decrease)
                               Fiscal 2011     From Fiscal 2010
                     ----------------------- ---------------------
                      First  Second           First  Second
                       Qtr.   Qtr.     YTD     Qtr.   Qtr.   YTD
                     ------  ------  ------- ------  ------ ------
Interest income         132     136      268    (50)    (48)   (98)
Rental income           123     138      261     42      23     65
                     ------  ------  ------- ------  ------ ------
                        255     274      529     (8)    (25)   (33)

SG&A expense            799   1,232    2,031   (183)   (194)  (377)
Other-Building
 expenses               556     531    1,087      8       1      9
Other-Equity
 Investment losses      329     218      547     (9)   (278)  (287)
                     ------  ------  ------- ------  ------ ------
                      1,684   1,981    3,665   (184)   (471)  (655)
                     ------  ------  ------- ------  ------ ------
Pretax result        (1,429) (1,707)  (3,136)   176     446    622
                     ======  ======  ======= ======  ====== ======

(2)	Unallocated corporate expenses and Techne's share of
losses by Hemerus Medical, LLC and Nephromics, LLC.